                                                                    EXHIBIT 99.6

                          INDEPENDENT AUDITORS' REPORT



     The Members of
         REDBALL, LLC:


     We have audited the accompanying balance sheet of REDBALL, LLC (the Company) as of September 30, 2000, and the related statements of earnings, changes in members' capital, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of REDBALL, LLC as of September 30, 2000, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                                  /s/ KPMG LLP



     Minneapolis, Minnesota
     March 2, 2001


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

                                  REDBALL, LLC

                                  Balance Sheet
                               September 30, 2000

                                     ASSETS

Cash                                                                                      $     1,500
Accounts receivable net of allowance for bad debts of $62,500                               1,723,529
Inventories                                                                                 3,500,354
Due from related parties                                                                       17,366
Other assets                                                                                   33,676
                                                                                          -----------

            Total current assets                                                            5,276,425
                                                                                          -----------

Property, plant, and equipment:
   Leasehold improvements                                                                     218,509
   Equipment                                                                                1,499,848
   Vehicles                                                                                   115,891
   Less accumulated depreciation                                                             (887,181)
                                                                                          -----------

            Total property, plant, and equipment                                              947,067
                                                                                          -----------

            Total assets                                                                  $ 6,223,492
                                                                                          ===========

                                LIABILITIES AND MEMBERS' CAPITAL

Checks written in excess of deposits                                                      $   262,138
Notes payable - bank                                                                          404,857
Current portion of long-term debt                                                              19,706
Customer deposits                                                                             628,897
Accounts payable                                                                              905,544
Accrued expenses                                                                              290,664
Due to related parties                                                                         94,496
                                                                                          -----------

            Total current liabilities                                                       2,606,302

Long-term debt, less current portion                                                           14,492
                                                                                          -----------

            Total liabilities                                                               2,620,794
                                                                                          -----------

Commitments (note 7)

Members' capital:
   Capital                                                                                  2,000,000
   Retained earnings                                                                        1,602,698
                                                                                          -----------

            Total members' capital                                                          3,602,698
                                                                                          -----------

            Total liabilities and members' capital                                        $ 6,223,492
                                                                                          ===========

See accompanying notes to financial statements.


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

                                  REDBALL, LLC

                              Statement of Earnings

                          Year ended September 30, 2000

Net sales                                     $ 14,045,492
Cost of sales                                    9,157,051
                                              ------------

            Gross profit                         4,888,441
                                              ------------

Operating expenses:
   Sales and marketing                           1,137,211
   Research and development                         17,318
   General and administrative                    1,743,591
   Depreciation and amortization                   198,534
                                              ------------

            Total operating expenses             3,096,654
                                              ------------

            Earnings from operations             1,791,787
                                              ------------

Other income (expense):
   Interest expense                               (265,064)
   Miscellaneous income                             75,975
                                              ------------

            Other expense, net                    (189,089)
                                              ------------

            Net earnings                      $  1,602,698
                                              ============

See accompanying notes to financial statements.


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

                                  REDBALL, LLC

                    Statement of Changes in Members' Capital

                          Year ended September 30, 2000

                                        AG-CHEM                   DUE FROM AG-CHEM
                                     EQUIPMENT CO.,      EQUIPMENT CO.,          C.A.P.,
                                          INC.                INC.                INC.               TOTAL
                                     --------------      --------------        ----------         ----------
Initial members' capital
   contribution                        $1,000,000          (1,000,000)           1,000,000          1,000,000

Cash capital contribution                      --           1,000,000                   --          1,000,000

Net earnings                              801,349                  --              801,349          1,602,698
                                       ----------          ----------           ----------         ----------

Balance at September 30, 2000          $1,801,349                  --            1,801,349          3,602,698
                                       ==========          ==========           ==========         ==========

See accompanying notes to financial statements.


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

                                  REDBALL, LLC

                             Statement of Cash Flows

                          Year ended September 30, 2000

Operating activities:
   Net earnings                                                                     $ 1,602,698
                                                                                    -----------
   Adjustments to reconcile net earnings to net cash provided by operating activities:
       Loss on disposal of fixed assets                                                   5,540
       Depreciation and amortization                                                    198,534
       Changes in operating assets and liabilities:
          Accounts receivable                                                          (182,849)
          Inventories                                                                  (809,898)
          Due from related parties                                                         (138)
          Other assets                                                                   17,703
          Customer deposit                                                              236,205
          Accounts payable                                                              343,011
          Accrued expenses                                                              141,068
          Due to related parties                                                       (183,171)
                                                                                    -----------

              Net cash provided by operating activities                               1,368,703
                                                                                    -----------

Investing activities:
   Purchase of property and equipment                                                  (337,679)
   Proceeds on sale of equipment                                                          7,618
                                                                                    -----------

              Net cash used in investing activities                                    (330,061)
                                                                                    -----------

Financing activities:
   Checks written in excess of deposits                                                 262,138
   Net repayments on notes payable - bank                                            (2,508,422)
   Capital contribution                                                               1,000,000
   Principal payment on long-term debt                                                  (17,954)
                                                                                    -----------

              Net cash used in financing activities                                  (1,264,238)
                                                                                    -----------

              Decrease in cash                                                         (225,596)

Cash at beginning of year                                                               227,096
                                                                                    -----------

Cash at end of year                                                                 $     1,500
                                                                                    ===========

Supplemental disclosures of cash flow information:
   Cash paid during the year for interest                                           $   277,978
                                                                                    ===========

See accompanying notes to financial statements.


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

                                  REDBALL, LLC

                          Notes to Financial Statements

                               September 30, 2000

(1)      DESCRIPTION OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

         (A)      NATURE OF BUSINESS

                  Effective October 1, 1999, C.A.P., Inc., (C.A.P.) and Ag-Chem Equipment Company, Inc., (Ag-Chem) formed REDBALL, LLC (the Company) as a joint venture to engineer, assemble, and sell products used in pumping, applying, monitoring, and metering liquids used in agricultural production throughout the United States. The Company extends credit to agricultural customers which is subject to significant volatility.

         (B)      FORMATION AND CAPITAL CONTRIBUTION

                  Pursuant to the Joint Contribution Agreement between C.A.P. and Ag-Chem, each owns 50% of the Company. Ag-Chem's initial capital contribution was $1,000,000 in exchange for 100,000 membership units of the Company. C.A.P.'s initial capital contribution included the transfer of essentially all of its operating assets and liabilities, including cash of $227,096, in exchange for 100,000 membership units.

                  The assets contributed by C.A.P. consisted of inventory, accounts receivable, and equipment. The liabilities assumed by the Company included accounts payable, customer deposits, accrued liabilities, and long-term debt. The assets contributed and the liabilities assumed by the Company were recorded at C.A.P.'s historical cost basis. For financial reporting purposes, the members share in the profits and losses, according to their respective ownership interests in the Company.

                  The operating assets received and liabilities assumed by the Company from C.A.P. is summarized below:

                           Current assets                               $ 4,188,880
                           Property, plant, and equipment, net              821,081
                           Liabilities assumed                           (4,009,961)
                                                                        -----------

                                                                        $ 1,000,000
                                                                        ===========

                  Overall management of the Company is vested in a four-person executive committee. C.A.P. and Ag-Chem each select two members for the executive committee.

         (C)      INVENTORIES

                  Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out (FIFO) method. Costs included in inventories consist of materials, labor, and manufacturing overhead which are related to the purchase and production of inventories. Manufacturing overhead excludes depreciation and rent costs incurred by the Company.


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                                  REDBALL, LLC

                          Notes to Financial Statements

                               September 30, 2000

         (D)      PROPERTY AND EQUIPMENT

                  Property and equipment are valued at cost. Depreciation is computed using the straight-line method based on estimated useful lives. The following is a summary of estimated useful lives:

                           Equipment and vehicles                        5-10
                                                                        years
                           Building and leasehold improvements           5-32
                                                                        years

         (E)      LONG-LIVED ASSETS

                  The Company reviews its long-lived assets and certain identifiable intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

         (F)      FAIR VALUE OF FINANCIAL INVESTMENTS

                  The carrying values of the Company's financial assets and liabilities approximate market value due to their short-term nature.

         (G)      ACCOUNTING ESTIMATES

                  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

         (H)      REVENUE RECOGNITION

                  Sales of equipment and replacement parts are recorded by the Company when shipped and title and all risks of ownership have been transferred. Substantially all of the Company's sales are to independent dealers with payment terms that vary by product but include fixed payment schedules on all sales. The terms of sale require that a purchase order accompany all shipments. Title passes to the dealer or distributor upon shipment and the risk of loss upon damage, theft, or destruction of the equipment is the responsibility of the dealer. The dealer may not return equipment while its contract is in force. The Company may provide certain sales incentives to dealers. Provision for sales incentives are made at the time of sale for existing incentive programs and are netted against sales. The Company offers consignment terms on a limited basis to new or prospective dealers. Consignment sales are recognized as revenue when equipment is sold to retail customers.


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                                  REDBALL, LLC

                          Notes to Financial Statements

                               September 30, 2000

                  The Company periodically receives prepayments from customers to secure either more favorable pricing or a desired delivery date. Revenue on customer prepayments is deferred until shipment of goods to customers occurs.

                  Sales terms of highly seasonal product, which comprise a majority of the Company's sales, provide for interest-free payment and due dates based on specified dates, regardless of the shipment date, that are generally due 11 to 13 months after shipment. Payments due under the Company's terms of sale are not contingent upon the sale of the equipment by the dealer to a retail customer. Payment for equipment sales is immediately due upon a retail sale of the equipment by the dealer. Substantially all remaining sales to distributors are due and payable in 30 days from shipment.

                  The Company classifies amounts billed to customers for shipping and handling as revenue. Costs associated with shipping and handling are included in cost of goods sold.

         (I)      WARRANTY COSTS

                  The Company offers a one-year warranty. Product warranty costs are accrued at date of shipment.

         (J)      ADVERTISING COSTS

                  Advertising costs are expensed as incurred. Advertising expenses were $94,918 during the year ended September 30, 2000.

         (K)      RESEARCH AND DEVELOPMENT EXPENSE

                  Research and development expenses are expensed as incurred and aggregated $17,318 for the year ended September 30, 2000.

         (L)      NEW ACCOUNTING PRONOUNCEMENTS

                  During 1998, the Financial Accounting Standards Board (FASB) issued SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, which establishes new standards for recognizing all derivatives as either assets or liabilities, and measuring those instruments at fair value. SFAS No. 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133, changed the effective date to fiscal years beginning with the first quarter of fiscal 2001. The Company believes there will be no impact on the Company's financial statements with its adoption.


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

                                  REDBALL, LLC

                          Notes to Financial Statements

                               September 30, 2000

                  In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 101 which provides the staff's views in applying accounting principles generally accepted in the United States of America to selected revenue recognition issues. The Company will be required to adopt the new standard beginning with the fourth quarter of fiscal 2001. In October 2000, the SEC provided interpretive guidance for SAB 101. The Company believes there will be no impact on the Company's financial statements with the adoption of SAB 101.

         (M)      INCOME TAXES

                  The Company is organized as a limited liability company, and the Company's earnings are reflected in each respective members' tax return. Therefore, the accompanying financial statements do not reflect a provision or accrual for income taxes as the Company's income tax liabilities or benefits accrue to the respective members.

(2)      INVENTORIES

         Inventories consisted of the following at September 30, 2000:

                           Raw materials            $1,884,665
                           Work-in-process           1,007,498
                           Finished goods              608,191
                                                    ----------

                                                    $3,500,354
                                                    ==========

(3)      RELATED PARTY TRANSACTIONS

         Members of the Company are also shareholders in other companies that engage in business transactions with the Company. The sales terms are consistent with the terms used to sell product to independent dealers. A summary description of the significant types of related party transactions that the Company engages in includes the following.

         The Company sells its product to Ag-Chem and to one of its wholly owned subsidiaries. Ag-Chem will also sell the Company's product and earn a commission of 8.5 percent of the sales price of the product.

         The Company provides administrative, accounting, computer, and other support functions for a related company, Custom Roto-Mold, Inc. (CRM). These shared services also include shared general ledgers. Transactions are allocated between the Company and CRM based on specific identification of each transaction. In exchange for the performance of these services, the Company is paid a monthly fee of $6,240. The Company also purchases raw materials from CRM.

         The Company leases its corporate offices and manufacturing facilities from Claussen Properties, Inc., a related party.

         In addition to the inventory that C.A.P contributed to the Company at its inception, the Company purchased an additional $90,539 of inventory from C.A.P. From time to time the Company will borrow funds from C.A.P., which are typically reimbursed within 30 to 60 days.


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

                                  REDBALL, LLC

                          Notes to Financial Statements

                               September 30, 2000

         The Company pays for an automobile allowance for two members of the executive committee.

         The following is a summary of related party transactions for the year ended September 30, 2000:

              Sales of product to Ag-Chem and subsidiary, and CRM               $435,404
              Management fees remitted from CRM                                   81,256
              Purchase of product from CRM and Ag-Chem and subsidiary            736,005
              Sales commissions paid to Ag-Chem                                  695,489
              Lease payments made to Claussen Properties, Inc.                   216,000
              Payments to C.A.P. for inventory purchases and repayment
                  of borrowings                                                  171,783
              Payments to members for automobile allowance                        15,802
                                                                                ========

         Due to and due from related companies at September 30, 2000 was $94,496 and $17,366, respectively.

(4)      NOTE PAYABLE - BANK

         On February 25, 2000, the Company signed a revolving promissory note with its bank to finance its receivables and inventory. The note agreement allows for borrowings through February 1, 2001, up to a maximum of $6,000,000. The interest on the note is due in monthly payments and is based on the highest base rate on corporate loans at large U.S. money center commercial banks that the Wall Street Journal publishes as the prime rate. The interest rate was 9.50% at September 30, 2000. The note is secured by certain property of the Company, including inventory, accounts receivable, and equipment. The outstanding balance of the note was $404,857 at September 30, 2000. The note was subsequently renewed on February 2, 2001. This extension allows borrowings of up to $7,000,000 through February 1, 2002 and requires the Company to pay .5% on the unused portion of the note.


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                                  REDBALL, LLC

                          Notes to Financial Statements

                               September 30, 2000

(5)      LONG-TERM DEBT

         Long-term debt consists of the following:

                  Note payable due in monthly installments of $520
                      including interest at 9%, maturing November 2002,
                      secured by vehicle                                          $ 12,159

                  Note payable due to bank in monthly installments of
                      $625 including interest at 9%, maturing September
                      2002, secured by vehicle                                      13,557

                  Note payable due to bank in monthly installments of
                      $691 including interest at 9.75%, maturing October
                      2001, secured by equipment                                     8,482
                                                                                  --------

                                                                                    34,198

                  Less current portion                                             (19,706)
                                                                                  --------

                                                                                  $ 14,492
                                                                                  ========

         Long-term debt repayments are scheduled to be $19,706, $13,574, and $918 in 2001, 2002, and 2003, respectively.

(6)      EMPLOYEE BENEFIT PLANS

         The Company's employees are eligible to participate in a 401(k) savings plan. Employees may contribute up to $10,500 of their pre-tax salary to this plan, each calendar year. Under the provisions of the plan, the Company, at its discretion, may make contributions to the plan. Contributions by the Company amounted to $18,336 for the year ended September 30, 2000.

(7)      COMMITMENTS AND CONTINGENCIES

         The Company leases its office and manufacturing space under a five-year lease agreement from Claussen Properties (see note 3). This lease requires minimum monthly future rental payments averaging $18,000 through September 30, 2004. The lease also requires the Company to pay a portion of real estate taxes, common area maintenance, and utilities.

         Total rent expense, excluding prorated real estate taxes, common area maintenance, and utilities, under the above lease was $216,000 for the year ended September 30, 2000.

         The Company also leases certain equipment and copiers under various operating leases that expire between 2001 and 2003. The leases require monthly payments totaling $2,215. Total lease expense was $26,252 for the year ended September 30, 2000.


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

                                  REDBALL, LLC

                          Notes to Financial Statements

                               September 30, 2000

         Future minimum rental commitments under operating leases are as follows:

               YEAR ENDING
              SEPTEMBER 30                             AMOUNT
              ------------                            --------
                  2001                                $283,520
                  2002                                 225,873
                  2003                                 216,329
                  2004                                 216,000
                                                      --------

                                                      $941,722
                                                      ========


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